Exhibit 99.1

Compounding Value through an Unrelenting Focus on Underwriting Profit First Quarter 2018 Investor Presentation

Disclosure Forward - Looking Statements This press release contains forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 . In some cases, such forward - looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words . Forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements . Although it is not possible to identify all of these risks and factors, they include, among others, the following : the inherent uncertainty of estimating reserves and the possibility that incurred losses may be greater than our loss and loss adjustment expense reserves ; inaccurate estimates and judgments in our risk management which may expose us to greater risks than intended ; the potential loss of key members of our management team or key employees and our ability to attract and retain personnel ; adverse economic factors resulting in the sale of fewer policies than expected or an increase in frequency or severity of claims, or both ; a decline in our financial strength rating resulting in a reduction of new or renewal business ; reliance on a select group of brokers and agents for a significant portion of our business and the impact of our potential failure to maintain such relationships ; reliance on a select group of customers for a significant portion of our business and the impact of our potential failure to maintain such relationships ; a failure of any of the loss limitations or exclusions we utilize to shield us from unanticipated financial losses or legal exposures, or other liabilities ; losses from catastrophic events which substantially exceed our expectations and/or exceed the amount of reinsurance we have purchased to protect us from such events ; potential effects on our business of emerging claim and coverage issues ; exposure to credit risk, interest rate risk and other market risk in our investment portfolio ; changes in laws or government regulation, including tax or insurance law and regulations ; our ability to obtain reinsurance coverage at prices and on terms that allow us to transfer risk and adequately protect our company against financial loss ; losses resulting from reinsurance counterparties failing to pay us on reinsurance claims or insurance companies with whom we have a fronting arrangement failing to pay us for claims ; the potential impact of internal or external fraud, operational errors, systems malfunctions or cyber security incidents ; our ability to manage our growth effectively ; inadequacy of premiums we charge to compensate us for our losses incurred ; the recently enacted Public Law No . 115 - 97 , informally titled the Tax Cuts and Jobs Act, may have a significant effect on us including, among other things, by potentially increasing our tax rate, as well as on our shareholders ; in the event we do not qualify for the insurance company exception to the passive foreign investment company (“PFIC”) rules and are therefore considered a PFIC, there could be material adverse tax consequences to an investor that is subject to U . S . federal income taxation ; the Company or any of its foreign subsidiaries becoming subject to U . S . federal income taxation ; failure to maintain effective internal controls in accordance with Sarbanes - Oxley Act of 2002 , as amended ; and changes in our financial condition, regulations or other factors that may restrict our subsidiaries’ ability to pay us dividends . Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those in the forward - looking statements, is contained in our filings with the SEC, including our Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission on March 1 , 2018 . These forward - looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward - looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise . Non - GAAP Financial Measures This presentation contains non - GAAP financial measures as defined by Regulation G of the rules of the SEC . These non - GAAP measures, such as underwriting profit, adjusted net operating income and tangible equity are not in accordance with, nor are they a substitute for, GAAP measures . We believe these non - GAAP measures provide users of our financial information useful insight into our performance . Investors should consider non - GAAP measures in addition to, and not as a substitute for, or superior to, the comparable GAAP measures . Please refer to pages 29 & 30 of this presentation for a reconciliation of the non - GAAP financial measures to the equivalent GAAP equivalents . 2

Overview Slide 4 Franchise Slide 11 Operating Segments Slide 15 Financial Highlights Slide 18 Appendix Slide 27 Table of Contents 3

Overview

Strategy and Overview We seek to deliver consistent, top tier returns on tangible equity and achieve sector leading value creation  We are active managers of capital, seeking to generate top tier returns and return excess capital, while maintaining the ability to respond quickly to match capital to evolving risk opportunities  We are underwriters first, and target low volatility risks with our ‘A’ rated balance sheet  We are focused on profitably growing our niche portfolio of new economy, excess and surplus, and workers’ compensation risks  We continue to meaningfully build fee income in our Specialty Admitted segment, and increase the proportion of earnings represented by fees  We seek meaningful investment returns, largely generated from niche strategies representing a small portion of our portfolio  We mitigate volatility via portfolio construction, low retentions and little property exposure – 1 : 1000 PML represents $ 10 million 5

Our current valuation supports meaningful upside 6 P/TBV vs Operating ROTE 1 Price/Next Twelve Month Consensus Earnings Source: SNL Financial, company filings. Market data as of 5/7/18 JRVR AMSF AGII KNSL MKL NAVG RLI WRB R² = 0.6191 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x 0.0% 5.0% 10.0% 15.0% 20.0% Price to TBV 2018 E ROATE 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x 35.0x RLI MKL KNSL WRB NAVG AMSF AGII JRVR Price to Next 12 Mths EPS Median = 20.3x

We have a history of profitable growth and disciplined underwriting 7 Net Written Premiums & Operating ROATE Operating Income $MM ROATE $MM Gross Fee Income ($MM) • Strong, consistent underwriting, profitable growth • Efficient operator (24.9% expense ratio for Q1 2018) • Increasing E&S contribution • Growing fee income Source: Company filings. 1 Adjusted Operating Return on Average Tangible Equity for the full financial year 1 $325 $450 $471 $558 $767 $158 $211 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 ROATE $59 $58 $61 $71 $47 $18 $17 $0 $10 $20 $30 $40 $50 $60 $70 $80 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 $0.0 $1.8 $5.0 $14.2 $28.3 $5.9 $8.2

Growth and Benefits of Scale 8 1 GAAP expense ratio; all corporate/other expenses adjusted for inclusion in the expense ratio. 2 Peer Group: Amerisafe Inc., Argo Group International Holdings, Ltd., Kinsale Capital Group Inc., Markel Corp., Navigators Group Inc., RLI Corp. and W. R. Berkley Corp. Source: SNL Financial, company filings Our material expense advantage positions us well for profitability Expense advantage of 9.6% 1 2 35.2 33.6 33.6 31.5 24.4 24.9 34.3 34.1 34.4 34.6 34.6 34.5 - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 2013 2014 2015 2016 2017 2018Q1 James River Peer Average

Leading Value Creation We have delivered best in class shareholder returns since becoming a public company 9 1. Shareholder return represents the dividend - adjusted share price appreciation from James River’s initial public offering date of December 12, 2014 until May 7, 2018. 2. KNSL’s total shareholder return is calculated since its July 27, 2016 initial public offering. 3. KNSL data is 2 Year Avg Operating ROATE. Source: SNL Financial, company filings Total Shareholder Return Since JRVR IPO 1 3 Year Avg Operating ROATE 2 3 0% 50% 100% 150% 200% 250% KNSL JRVR AMSF MKL RLI NAVG WRB AGII Median = 67.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% AMSF RLI JRVR KNSL WRB AGII NAVG MKL

Capital Management Maximizes Shareholder Value 10 Capital Management History • $380 million of capital returned since 2008 • $174 million of capital returned to shareholders since December 2014 IPO, or 37.3% of tangible book value at that time • Last twelve month d ividend yield of 4.5% 1 1. Calculated as dividends paid over last 4 quarters of $1.70 divided by May 7, 2018 closing share price of $37.64. Source: Company filings $388 $442 $482 $529 $559 $479 $466 $460 $472 $475 $466 $388 $442 $506 $553 $584 $615 $672 $713 $792 $845 $845 $350 $450 $550 $650 $750 $850 $950 $1,050 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1 2018 Tangible Equity Plus Cumulative Dividends and Share Repurchases ($ mm) Tangible Equity Cumulative Capital Returned

Franchise

Franchise Overview 12 • We are a specialty, low volatility underwriting company with a proven history of generating consistent profits • Our area of focus is small and medium sized commercial account Excess & Surplus Lines casualty business with $1 million per occurrence limits and $20,000 average account premiums • We expect to deliver 12% or better operating returns on tangible equity for the 2018 fiscal year and a combined ratio of 94% to 97% • 2017 result: 9.7% OROATE; Q1 2018 YTD result: 14.1% OROATE Negligible Primary Property Exposure 2017 Group - wide NWP: $767mm Excess & Surplus Lines 81% Specialty Admitted 19% 2017 Group - wide Net Written Premiums by Type 2017 Group - wide Net Written Premiums by Coverage Property 4% Casualty 96%

13 Our Specialty Market History Adam Abram and a group of investors purchase Front Royal, Inc., for $3 million • James River Group, Inc. is formed with $58 million of capital and a single insurance subsidiary, James River Insurance Company, an E&S underwriter • Stonewood Insurance Company is formed in Raleigh, NC to write highly inspected workers’ compensation risks in 2004 James River successfully completes an IPO at 1.70x tangible book value The Group begins building out infrastructure for fronting and programs business in its Specialty Admitted segment Front Royal purchases Colony Insurance Company, an E&S underwriter (and Rockwood Casualty Insurance Company, a PA - based workers’ compensation writer, in 1996) On pace to write more than $200 million of specialty premiums in the calendar year, Adam Abram sells Front Royal to Argo Group for 1.70x tangible book value • D. E. Shaw leads the purchase of James River for 2.60x tangible book value and re - domiciles the group to Bermuda • JRG Re, a Bermuda Class 3B reinsurer, is capitalized with $250 million the following year James River surpasses $1 billion in invested assets Received upgraded A.M. Best Rating of A (Excellent) • MARKET CAP IN EXCESS OF $1 BILLION • GROSS WRITTEN PREMIUMS OF $1.1 BILLION • 9.7% OROATE • 99.2% COMBINED RATIO James River successfully completes an IPO at $21 per share (1.35x tangible book value) YE 2017

14 E&S Focus | Profitable, niche specialty underwriting Profitability of E&S vs. Total P&C Industry E&S Gaining Share of P&C Insurance Market E&S segment GWP grew by 43% during 2017 and 54% YTD Q1 2018. • Our business is heavily concentrated in E&S Casualty (81% of 2017 premium). • E&S is the most profitable part of the property/casualty market and has been gaining market share. 102.3 96.1 Total P&C Total US E&S Avg. Combined Ratios 1999 – 2016 Difference of 6 percentage points Total P&C GWP: $308.7bn E&S GWP: $10.6bn Total P&C GWP: $612.9bn E&S GWP: $42.4bn 1999 P&C Market 2016 P&C Market Source: A.M. Best data and research, SNL. Admitted Market 96.6% E&S 3.4% Admitted Market 93.5% E&S 6.5%

Operating Segments

16 Segment Review E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment • E&S business underwritten by specialists in 13 divisions organized by product or industry segment • 81.9% average combined ratio from 2013 - 2017 • Focus on small and medium - sized commercial accounts; 97% casualty and no primary property • Distributes through 120+ broker groups PROFITABLE SPECIALTY UNDERWRITING • Specialty admitted insurance coverages in the US, including a growing fee income business • Segment comprises: - Core book of workers’ compensation in select Southeastern and Eastern U.S. states - Fee - based fronting business • Gross f ee income of $11.3MM in 2017 and $3.3MM YTD Q1 2018 A FOCUS ON FEE INCOME • Third - party proportional and working - layer excess casualty business focused on small and medium U.S. specialty lines • 64% of the segment’s Gross Written Premium consisted of E&S risks during 2017 • At December 31, 2017, 99% of third party treaties were written as quota share arrangements and 67% contained loss mitigation features (example: sliding scale commissions or deficit carryforwards) LOW VOLATILITY UNDERWRITING

17 Attractive Growth in Gross Written Premium Growth driven by new economy risks, core E&S growth, and expansion of fronting business E&S Segment PROFITABLE SPECIALTY UNDERWRITING Specialty Admitted Segment A FOCUS ON FEE INCOME Casualty Reinsurance Segment LOW VOLATILITY UNDERWRITING ($ in Millions) $207 $172 $184 $235 $43 $43 2014 2015 2016 2017 Q1 2017 Q1 2018 $59 $91 $182 $316 $72 $87 $36 $45 $56 $61 $18 $14 2014 2015 2016 2017 Q1 2017 Q1 2018 Gross Written Premium Net Written Premium $309 $371 $530 $109 $167 2015 2016 2017 Q1 2017 Q1 2018

Financial Highlights

Broad risk appetite permits us to ‘pick our spots’ 19 Each Excess & Surplus lines policy is underwritten by in - house specialists with deep technical expertise across 13 underwriting divisions ($ in millions) Lead U/W Gross Written Premiums Years of Quarter Year Year Industry Ended Ended Ended Division Experience Mar 31, 2018 Dec 31, 2017 Dec 31, 2016 Description Commercial Auto 30 $77.2 $248.0 $110.1 Hired / non - owned auto, ride share Manufacturers & Contractors (MC) 34 17.6 85.7 83.3 Products liability & completed operations exposure Excess Casualty 34 9.8 51.2 43.5 Following form excess on risks similar to GC and MC General Casualty (GC) 30 14.6 38.1 36.9 Premises ops (e.g., apartments, offices & restaurants) Energy 46 11.5 29.7 29.7 Oil & gas contractors, mining, alternative energy & utilities Allied Health 24 21.1 19.2 14.4 Long - term care, outplacement facilities & social services Excess Property 32 3.4 14.4 14.1 CAT - exposed excess property > 1/100 year return period Life Sciences 34 3.3 13.0 11.1 Nutrition products, medical devices and human clinical trials Small Business 30 3.2 11.3 9.1 Small accounts similar to GC and MC Environmental 46 2.3 7.9 5.3 Environmental contractors and consultants Professional Liability 24 1.7 6.3 8.4 E&O for non - medical professionals (lawyers, architects, engineers) Sports & Entertainment 30 1.2 3.0 2.2 Amusement parks, campgrounds, arenas Medical Professional 24 0.6 2.3 2.7 Non - standard physicians and dentists Total $167.5 $530.1 $370.8

Demonstrated underwriting discipline 20 Source: Company filings, A.M. Best data and research We have proven our willingness to expand and contract when market conditions dictate, and have a strong track record of profitable underwriting E&S Segment Loss Ratio vs. E&S Industry E&S Segment – GWP Growth vs. E&S Industry James River GWP Growth E&S Industry GWP Growth Source: A.M. Best report 2007 - 2016 Average James River 54.9 E&S Industry 65.2 (3.8) (23.1) (25.0) (15.9) 12.8 21.1 21.3 31.3 22.2 20.1 (3.5) (6.2) (4.1) (3.8) (1.8) 11.8 8.4 6.7 2.5 2.8 (30.0%) (20.0%) (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 GWP Growth (%) JRVR E&S Market 56.1 61.4 62.6 54.9 48.5 52.6 40.4 55.2 54.5 62.6 52.4 68.3 65.4 71.0 75.9 80.4 62.5 56.7 57.0 62.0 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Loss Ratio (%) James River Calendar Year E&S Industry

21 A Growing Fee Business Fee income example Insured Companies Capacity Providers Falls Lake National Insurance Company Retains $19M (or 10%) of premium/risk and receives $6M of fees Assumes $171M (or 90%) of premium/risk $190M GWP Claims Payments $171M GWP $6M Fronting Fees Claims Payments The effect of fee income in underwriting Example: Expected GWP: Retention: Fee: Result: Program renewed 7/1/17 $190M annually 10% quota share retention 3.35% of $171M cession $6 million in fees, 30% benefit

Prudent Reserving Philosophy • Over $126 million of net favorable reserve development since 2008 • As of March 31, 2018, 65.6% of net reserves were attributable to IBNR • Full internal reserve reviews performed quarterly, external reserve reviews performed during Q3 and Q4 22 Commentary

Updated Structure: Carolina Re A. Internal Quota Share (“IQS”) - > Carolina Re  Prior IQS As of 12/31/2017:  Runoff of IQS liabilities 2017 and prior (remaining at JRGRe)  Future IQS Proforma 1/1/2018:  Go forward IQS liabilities only B. Stop - Loss Cover  Stop - loss protection written by JRG Re to Carolina Re, Ltd. James River Group Holdings, Ltd. Incorporated 6/1/2007 Bermuda JRG Reinsurance Company, Ltd. Incorporated 11/8/2007 Bermuda James River Group Holdings UK Limited Incorporated 11/4/2015 United Kingdom James River Group, Inc. Incorporated 9/3/2002 Delaware Carolina Re, Ltd. Incorporated January 2018 Bermuda James River Insurance Company Incorporated 6/30/1987 Ohio (Acq’d 6/30/2003) Falls Lake National Insurance Company Incorporated 2/6/1974 Ohio James River Casualty Company Incorporated 4/19/2007 Virginia Stonewood Insurance Company Incorporated 10/16/2003 North Carolina Falls Lake General Insurance Company Incorporated 9/5/1989 Ohio Falls Lake Fire and Casualty Company Incorporated 12/11/2013 California 23 A  Reflects 70 % IQS of pool from U . S . statutory companies .

24 Traditional investment approach augmented by higher yielding alternatives Total Cash and Investments: $1,643MM Duration: Investment Portfolio (as of March 31, 2018) Net Investment Yield 64% 5% 16% 2% 4% 9% Fixed Maturity Securities Equity Securities Bank Loans Short-Term Investments Other Invested Assets Cash • Our investment portfolio consists of investment grade fixed maturity securities, selectively supplemented by non - traditional investments • Examples of non - traditional investments we have made include: • Participations in floating rate syndicated bank loans, generally senior secured loans with an average credit rating 1 of “B”; • Equity and debt investments in renewable energy project limited partnerships; • Investment in a limited partnership that invests in the equity tranches of collateralized loan obligations (CLOs) • Weighted average credit rating¹: “A” • Negligible exposure to equity markets or correlated equity market exposure 1. Per S&P, or an equivalent rating from another nationally recognized rating agency; credit ratings of fixed maturity securities, bank loans and redeemable preferred stocks as of March 31, 2018. 3.5 yrs 3.6 yrs 3.5 yrs Commentary 3.5 yrs 3.5 yrs 3.4 3.8 4.0 4.6 3.4 0.0 1.0 2.0 3.0 4.0 5.0 2015 2016 2017 Q1 2017 Q1 2018 (%)

Composition of Operating Return on Average Tangible Equity 25 1 1

26 Consistent Top Tier Returns Extremely attractive risk reward proposition Source: SNL Financial Data as of March 31, 2018 AMSF , 14.9% AGII , 5.6% KNSL , 10.3% MKL , 5.5% NAVG , 5.6% RLI , 12.9% WRB , 8.4% JRVR , 12.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 3 - Yr Average Operating ROATE 3 - Yr Average Operating ROATE Standard Deviation

Appendix

James River Group Key Metrics 28  Exchange/Ticker NASDAQ / “JRVR”  Initial Public Offering $21.00 (December 12, 2014)  Current Share Price $37.64 (Closing Price May 7, 2018)  Market Capitalization $1.124 billion (May 7, 2018 market close)  LTM Dividend / Yield $1.70 per share declared 4.5% yield 1  Gross Written Premium $1,082 million in 2017  Total Capitalization $888 million as of March 31, 2018  AM Best Rating ‘A’ (Excellent)  Analyst Coverage and Rating 2 Dowling (Neutral) – Aaron Woomer FBR (Neutral) – Randy Binner JMP (Outperform) – Matthew Carletti KBW (Outperform) – Meyer Shields SunTrust (Buy) – Mark Hughes UBS (Neutral) – Brian Meredith 1. Based on Q2 2017, Q3 2017, Q4 2017 and Q1 2018 dividends and closing price of $37.64 on May 7, 2018. 2. As of May 7, 2018.

Non - GAAP Measures Reconciliation 29 Non - GAAP Reconciliation Underwriting Profit (Loss) Q1 2017 Q1 2018 ($mm) 2014 2015 2016 2017 Underwriting profit (loss) of the operating segments: Excess and Surplus Lines $ 35.1 $ 47.6 $ 47.2 $ 29.7 $ 8.8 $ 11.3 Specialty Admitted Insurance 0.0 1.1 2.9 3.2 0.8 1.6 Casualty Reinsurance 0.7 (2.6) (0.2) (1.8) 1.1 1.7 Total underwriting profit of operating segments 35.8 46.1 49.9 31.1 10.7 14.7 Operating expenses of Corporate segment (9.1) (18.5) (20.4) (25.3) (6.5) (7.4) Underwriting profit 26.7 27.6 29.5 5.8 4.3 7.2 Net investment income 43.0 44.8 52.6 61.1 16.7 13.3 Net realized investment (losses) gains (1.3) (4.5) 7.6 (2.0) 1.0 (0.8) Other income and expenses (15.8) (0.5) (1.3) (0.2) 0.2 0.1 Interest expense (6.3) (7.0) (8.5) (9.0) (2.1) (2.5) Amortization of intangible assets (0.6) (0.6) (0.6) (0.6) (0.1) (0.1) Impairment of intangible assets - - - - - - Income before taxes $ 45.6 $ 59.8 $ 79.3 $ 55.1 $ 20.0 $ 17.1

Non - GAAP Measures Reconciliation 30 Note: In the Tangible Equity Table, 2008 to 2013 shares outstanding are retroactively adjusted for 50/1 stock split. Addition all y, all amounts are as of December 31 for each period indicated, except Q1 2017 and Q1 2018, which are as of March 31. Non - GAAP Reconciliation ($mm) Adj. Net Operating Income 2014 2015 2016 2017 Q1 2017 Q1 2018 Income as reported $ 44.7 $ 53.5 $ 74.5 $ 43.6 $ 18.5 $ 15.6 Net realized inv. (gains) losses (0.9) 4.1 (5.2) 1.4 (0.8) 0.7 Initial public offering costs 13.2 - - - - - Dividend withholding taxes - 2.5 - 1.0 - - Other expenses 1.0 0.6 1.1 0.6 (0.1) - Interest expense 0.4 0.4 0.9 0.8 0.2 0.3 Adjusted net operating income $ 58.4 $ 61.1 $ 71.3 $ 47.3 $ 17.7 $ 16.6 Tangible Equity 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 Shareholders’ equity $ 677.8 $ 724.7 $ 714.2 $ 762.4 $ 784.0 $ 701.5 $ 687.9 $ 681.0 $ 693.2 $ 694.7 $ 708.3 $ 685.8 Goodwill & intangible assets (289.7) (282.4) (232.7) (233.8) (225.0) (222.6) (222.0) (221.4) (220.8) (220.2) (220.6) (220.0) Tangible equity $ 388.0 $ 442.3 $ 481.5 $ 528.5 $ 559.0 $ 478.9 $ 466.0 $ 459.7 $ 472.5 $ 474.5 $ 487.6 $ 465.8 Shares Outstanding (000's) 35,718 35,718 35,718 35,718 36,030 28,540 28,540 28,942 29,258 29,697 29,344 29,868 Tangible Equity per Share $ 10.86 $ 12.38 $ 13.48 $ 14.80 $ 15.52 $ 16.78 $ 16.33 $ 15.88 $ 16.15 $ 15.98 $ 16.62 $ 15.59

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